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                       AIM VARIABLE INSURANCE FUNDS, INC.

                       AIM V.I. CAPITAL APPRECIATION FUND
                        AIM V.I. DIVERSIFIED INCOME FUND
                         AIM V.I. GLOBAL UTILITIES FUND
                      AIM V.I. GOVERNMENT SECURITIES FUND
                              AIM V.I. GROWTH FUND
                        AIM V.I. GROWTH AND INCOME FUND
                       AIM V.I. INTERNATIONAL EQUITY FUND
                           AIM V.I. MONEY MARKET FUND
                              AIM V.I. VALUE FUND

                         Supplement dated April 9, 1997
       to the Prospectus dated May 1, 1996 as reprinted October 9, 1996 and as supplemented November 5, 1996 and December 16, 1996


Clas G. Olsson has been added as Portfolio Manager for the International Fund. Mr. Olsson has been responsible for the Fund since April 1, 1997. He has been associated with AIM and/or its affiliates since 1994 and has three years of experience as an investment professional. Prior to joining AIM, Mr. Olsson was a broker assistant at Merrill Lynch.

Robert A. Shelton has replaced Claude C. Cody IV as Portfolio Manager for the Value Fund. Mr. Shelton has been responsible for the Fund since April 1,
1997. He has been associated with AIM and/or its affiliates since 1995 and has six years of experience as an investment professional. Prior to joining AIM, Mr. Shelton was a financial analyst for CS First Boston.